UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2005

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-16	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On November 29, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-CTX1, Asset-Backed Certificates, Series 2005-CTX1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Centex Home Equity Company, LLC (“Centex”) and HomEq Servicing Corporation as servicers (the “Servicers”) and JPMorgan Chase Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates”, “Class A-6 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed-rate and adjustable-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $569,898,401.16 as of November 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated November 29, 2005 (the “Seller Sale Agreements”), among the Seller, the Depositor and Centex Home Equity Company, LLC (the “Originator”). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and Sandler O’Neill & Partners LP (the “Underwriters”), pursuant to an Underwriting Agreement, dated November 22, 2005 (the “Underwriting Agreement”) among the Depositor and the Underwriters. The Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated November 22, 2005 (the “Purchase Agreement”) among the Depositor and the Greenwich Capital Markets, Inc.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$251,832,000	4.720% per annum
A-2	$114,854,000	5.195% per annum
A-3	$14,521,000	5.322% per annum
A-4	$13,594,000	5.572% per annum
A-5	$30,577,000	5.943% per annum
A-6	$17,000,000	5.592% per annum
M-1	$26,794,000	Variable
M-2	$17,957,000	Variable
M-3	$12,542,000	Variable
M-4	$9,121,000	Variable
M-5	$9,406,000	Variable
M-6	$7,981,000	Variable
M-7	$9,121,000	Variable
M-8	$7,126,000	Variable
M-9	$6,271,000	Variable
M-10	$4,846,000	Variable
B-1	$5,701,000	Variable
B-2	$3,135,000	Variable
C	$7,695,553.52	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 26, 2005 and the Prospectus Supplement, dated November 22, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Financial Asset
Securities Corp. as Depositor, Centex Home Equity Company, LLC and HomEq Servicing
Corporation as Servicers and JPMorgan Chase Bank, N.A. as Trustee, relating to the Series
2005-CTX1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2005

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Frank Skibo
	Name:	Frank Skibo
	Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Centex Home Equity Company, LLC and HomEq Servicing Corporation as Servicers and JPMorgan Chase Bank, N.A. as Trustee, relating to the Series 2005-CTX1 Certificates.	7